Exhibit 99.1
RAIL PARTNERS LIMITED PARTNERSHIP AND CONSOLIDATED
ENTITIES, AND RAIL MANAGEMENT CORPORATION
DECEMBER 31, 2004
TABLE OF CONTENTS

PAGE
INDEPENDENT AUDITORS’ REPORT	1

COMBINED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2004

COMBINED BALANCE SHEET	2

COMBINED STATEMENT OF INCOME	3

COMBINED STATEMENT OF OWNERS’ CAPITAL	4

COMBINED STATEMENT OF CASH FLOWS	5

NOTES TO COMBINED FINANCIAL STATEMENTS	6 — 13
RAIL PARTNERS LIMITED PARTNERSHIP AND CONSOLIDATED
ENTITIES, AND RAIL MANAGEMENT CORPORATION
MARCH 31, 2005

UNAUDITED COMBINED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004

UNAUDITED COMBINED BALANCE SHEETS	14

UNAUDITED COMBINED STATEMENTS OF INCOME	15

UNAUDITED COMBINED STATEMENTS OF CASH FLOWS	16

NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS	17 — 22

Independent Auditors’ Report
To the Partners and Shareholders
Rail Partners Limited Partnership and Consolidated Entities, and
Rail Management Corporation
We have audited the accompanying combined balance sheet of Rail Partners Limited Partnership and consolidated entities, and Rail Management Corporation (an affiliated corporation) all of which are under common ownership and common management, as of December 31, 2004, and the related combined statements of income, owners’ capital, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Rail Partners Limited Partnership and consolidated entities, and Rail Management Corporation (an affiliated corporation), at December 31, 2004, and the combined results of their operations and their combined cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ Carr, Riggs & Ingram, LLC
Enterprise, Alabama
July 22, 2005

RAIL PARTNERS LIMITED PARTNERSHIP AND CONSOLIDATED
ENTITIES, AND RAIL MANAGEMENT CORPORATION
COMBINED BALANCE SHEET
DECEMBER 31, 2004

2004

ASSETS
CURRENT ASSETS
Cash	$45,463,684
Accounts receivable, net of allowance for doubtful accounts of $46,629	12,991,717
Accounts receivable — related party	80,426
Inventories	963,793
Prepaid expenses and other assets	484,982

Total current assets	59,984,602

PROPERTY AND EQUIPMENT — NET	58,754,200

OTHER ASSETS
Goodwill	17,333,250
Other assets, net of accumulated amortization of $194,776	226,152

Total other assets	17,559,402

Total assets	$136,298,204

LIABILITIES AND OWNERS’ CAPITAL
CURRENT LIABILITIES
Current maturities of long-term debt	$153,916
Accounts payable	10,722,870
Accounts payable — related party	14,789
Accrued liabilities
Freight	7,382,675
Salaries, wages and employee benefits	6,946,355
Other	3,877,194

Total current liabilities	29,097,799

LONG-TERM DEBT	51,601,167

DEFERRED INCOME TAXES	351,343

Total liabilities	81,050,309

MINORITY INTEREST	1,060,645

COMMITMENTS AND CONTINGENCIES

OWNERS’ CAPITAL	54,187,250

Total liabilities and capital	$136,298,204

See notes to combined financial statements.

RAIL PARTNERS LIMITED PARTNERSHIP AND CONSOLIDATED
ENTITIES, AND RAIL MANAGEMENT CORPORATION
COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2004

2004

REVENUES	$57,060,465

OPERATING EXPENSES
General and administrative	9,957,333
General and administrative — related party	407,189
Employment expenses	9,553,690
Repairs, maintenance, derailment and fuel	11,861,081
Car hire and operating lease expense	1,441,456
Lease expense — related party	145,418
Depreciation and amortization	6,633,796

Total operating expenses	39,999,963

OPERATING INCOME	17,060,502

OTHER INCOME (EXPENSE)
Interest income	439,705
Interest expense	(4,019,023)
Other, net	115,770

Total other expense — net	(3,463,548)

INCOME FROM CONTINUING OPERATIONS	13,596,954

INCOME FROM DISCONTINUED OPERATIONS—
Net of income tax provision of $551,902 and minority interest of $394,587	287,287

NET INCOME	$13,884,241

See notes to combined financial statements.

RAIL PARTNERS LIMITED PARTNERSHIP AND CONSOLIDATED
ENTITIES, AND RAIL MANAGEMENT CORPORATION
COMBINED STATEMENT OF OWNERS’ CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 2004

	COMMON	RETAINED	PARTNERS’
	STOCK	EARNINGS	CAPITAL	TOTAL

BALANCE—January 1, 2004	$1,964,252	$26,476,444	$16,785,109	$45,225,805

NET INCOME	—	(4,401,539)	18,285,780	13,884,241

CAPITAL DISTRIBUTIONS	—	(2,024,000)	(2,898,796)	(4,922,796)

BALANCE — December 31, 2004	$1,964,252	$20,050,905	$32,172,093	$54,187,250

See notes to combined financial statements.

RAIL PARTNERS LIMITED PARTNERSHIP AND CONSOLIDATED
ENTITIES, AND RAIL MANAGEMENT CORPORATION
COMBINED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2004

2004

OPERATING ACTIVITIES
Net income	$13,884,241
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,142,748
Deferred income taxes	(144,785)
Minority interest	394,587
(Gain) Loss on sale of property and equipment	(140,770)
Changes in current assets and liabilities provided (used)
Cash
Accounts receivable	375,835
Accounts receivable-related party	594,475
Inventories	530,068
Prepaid expenses and other assets	(80,843)
Accounts payable	1,928,414
Accounts payable-related party	(33,352)
Accrued liabilities	2,707,282

Net cash provided by operating activities	27,157,900

INVESTING ACTIVITIES
Acquisition	(3,730,266)
Purchases of property and equipment	(2,372,345)
Proceeds from sale of property and equipment	362,027

Net cash used in investing activities	(5,740,584)

FINANCING ACTIVITIES
Principal payments on long-term debt	(153,916)
Capital distributions	(4,531,543)
Minority distributions	(1,350,000)

Net cash used in financing activities	(6,035,459)

NET INCREASE IN CASH	15,381,857

CASH — Beginning of year	30,081,827

CASH — End of year	$45,463,684

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$4,038,119

Income taxes	$858,666

See notes to combined financial statements.

RAIL PARTNERS LIMITED PARTNERSHIP AND CONSOLIDATED
ENTITIES, AND RAIL MANAGEMENT CORPORATION
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2004
NOTE 1 — ORGANIZATION AND NATURE OF OPERATIONS
Organization — The accompanying combined financial statements include the accounts of Rail Partners Limited Partnership and Consolidated Entities (“RPLP”), and Rail Management Corporation (“RMC”). The two entities are collectively referred to herein as the “Company”. Minority interest represents the minority shareholder’s (ASARCO) proportionate share of the equity in Copper Basin Railway, Inc., one of the Company’s consolidated subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidating RPLP and in combining RPLP and RMC.
At December 31, 2004, the Company owned, or indirectly owned through affiliated entities, the following entities:

CONSOLIDATED ENTITIES	STATES OF OPERATION

AN Railway, L.L.C. (“ANR”)	Florida
Atlantic and Western Railway, Limited Partnership (“ATW”)	North Carolina
The Bay Line Railroad, L.L.C. (“BAY”)	Florida and Alabama
Copper Basin Railway, Inc. (“CBR”)	Arizona
East Tennessee Railway, L.P. (“ETR”)	Tennessee
Evansville Belt Line Railroad, Inc. (“EBL”)	Indiana
Riceboro Southern Railway, L.L.C. (“RSR”)	Georgia
Galveston Railroad, L.P. (“GRR”)	Texas
Georgia Central Railway, L.P. (“GCR”)	Georgia
KWT Railway, Inc. (“KWT”)	Tennessee and Kentucky
Little Rock and Western Railway, L.P. (“LRW”)	Arkansas
M&B Railroad, L.L.C. (“M&B”)	Mississippi and Alabama
Tomahawk Railway, Limited Partnership (“TRY”)	Wisconsin
Valdosta Railway, L.P. (“VRY”)	Georgia
Western Kentucky Railway, L.L.C. (“WKR”)	Kentucky
Wilmington Terminal Railroad, Limited Partnership (“WTR”)	North Carolina
Grizzard Transfer Company (“GTC”)	Georgia
Rail Leasing, Inc. (“RLI”)	Florida
Rail Switching Services, L.L.C. (“RSS”)	Illinois and Ohio
Capital Structure — RPLP and the consolidated entities, except RMC, KWT, GTC, RLI, EBL and CBR, are organized as limited partnerships (“LP”) or limited liabilities companies (“LLC”). Included in the combined statement of owners’ capital of the Company at December 31, 2004 are 6,642.5 membership units of RPLP owned by various trusts controlled by the K. Earl Durden family. All other membership units in the LPs and LLCs are owned by other combined entities and thus are eliminated in combination.
RLI was established as a QSS Subsidiary of RMC pursuant to the applicable provisions of the Internal Revenue Code. RMC and KWT have elected subchapter S status pursuant to the applicable provisions of the Internal Revenue Code. KWT was subsequently converted into a QSS Subsidiary of RMC pursuant

NOTE 1 — ORGANIZATION AND NATURE OF OPERATIONS (Continued)
to the applicable provisions of the Internal Revenue Code. CBR is organized as a C Corporation. RMC is authorized to issue two series of common stock, which are Series A voting common stock and Series B non-voting common stock. Included in the combined statement of owners’ capital at December 31, 2004 are 10,000 shares (authorized, issued and outstanding) of RMC no par common stock, comprised of 2,896 shares of Series A voting common stock and 7,104 shares of Series B non-voting common stock. The common stock of RLI, KWT, and CBR, except for the 45% minority interest in CBR, is held by other combined entities and thus is eliminated in combination.
On December 31, 2004, Panama City Beach Office Park, LTD (“PCB”), which was owned 99% by RPLP and 1% by RMC, adopted a plan of merger into Durden Enterprises, LLC, a company owned solely by K. Earl Durden (“KED”) and Michael E. Durden (“MED”). RPLP distributed 33.24% of its interest in PCB to RMC, which KED subsequently purchased. KED also purchased RMC’s 1% interest in PCB. RPLP distributed its remaining 66.76% interest in PCB to the various trusts controlled by the K. Earl Durden family. All unit distributions were made at book value.
Profits and losses are allocated to each partner in the LPs and LLCs based upon their respective ownership percentages. Distributions, including distributions in the event of liquidation, are made in accordance with provisions of the partnership agreements and such distributions may vary from the individual partner’s proportionate capital account balances.
Nature of Operations and Customer Concentration — RPLP is a holding company that holds investments in companies operating short-line railroads and other entities in various states that serve a limited number of customers, lease rail cars, and provide certain other services to related and unrelated entities. RMC is a holding company that holds an investment in RPLP, KWT, GTC, EBL, and RLI.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition — Revenue from transportation and switching services is generally recognized upon completion of the service.
Accounts Receivable — Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. Changes in the valuation allowance have not been material to the financial statements.
Inventories — Inventories consist principally of tools, spare parts, and materials used in the Company’s day-to-day operations. These inventories are stated at the lower of cost (first-in, first-out method) or market.
Property and Equipment — Property and equipment are depreciated over estimated useful lives at straight-line rates for financial reporting purposes. Certain assets are depreciated at accelerated rates for income tax reporting purposes. Major classes of depreciable property and equipment and their estimated service lives are as follows:

ESTIMATED
LIVES
IN YEARS

Buildings	20 — 40
Railroad tracks and property	12 — 20
Trucks and autos	5 — 7
Machinery and equipment	3 — 12
Furniture and fixtures	3 — 10

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Goodwill and Other Intangible Assets — Goodwill totaling approximately $24,000,000 was recognized by the Company on ECI’s acquisition of Green Bay Packaging’s interest in RPLP and RMC in 1996. The recorded amounts represent the excess of the price paid for the acquisitions over the book value of the interests acquired. Goodwill was being amortized on the straight-line method over twenty years.
The Company adopted the provisions of FASB Statement 142 as of January 1, 2003. Financial condition and results of operations in accordance with Statement 142 are reflected in the accompanying financial statements.
Income Taxes — RPLP, RMC, KWT, GTC, EBL, and all other LP’s and LLCs are organized as non-taxable entities. Since taxable income of these entities is includable in the income tax returns of the partners and owners, income taxes are not provided for on the income of these entities.
Provision for income taxes is, however, recorded on income of CBR. Deferred income taxes for CBR reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. These differences relate primarily to depreciation.
Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Recent Accounting Pronouncements — During 2004, the Company adopted FASB Interpretation No. (“FIN”) 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees.” FIN 45 requires increased disclosure of guarantees, including those for which likelihood of payment is remote, and product warranty information. FIN 45 also requires that guarantors recognize a liability for certain types of guarantees equal to the fair value of the guarantee upon its issuance. The adoption of FIN 45 did not have a material impact on the results of operations or financial position.
In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51” (FIN 46). FIN 46 addresses whether business enterprises must consolidate the financial statements of entities known as “variable interest entities”. A variable interest entity is defined by FIN 46 to be a business entity which has one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional support from other parties, which is provided through other interests that will absorb some or all of the expected losses at the entity; and (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest; (a) direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights, (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities, or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for risk of absorbing expected losses. The Company adopted FIN 46’s accounting provisions for the year ended December 31, 2003. The adoption of this new standard did not have a material impact on results of operations or financial position.
In December 2003, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition,” which supersedes SAB 101 “Revenue Recognition in Financial Statements.” SAB 104, among other things, rescinds accounting guidance contained in SAB 101 related to multiple element revenue arrangements which was superseded as a result of the issuance of EITF 00-21, “Accounting for Revenue Arrangements with Multiple Deliverables.” The issuance of SAB 104 reflects the concepts contained in EITF 00-21. The other revenue recognition concepts contained in SAB 101 remain largely unchanged. The issuance of SAB 104 did not have a material impact on the Company’s results of operations, financial position or cash flows.

NOTE 3 — PROPERTY AND EQUIPMENT
Balances of major classes of property and equipment, at cost, and accumulated depreciation at December 31, 2004 are as follows:

2004

Land	$6,630,549
Buildings	5,898,202
Railroad tracks and property	69,273,779
Trucks and autos	2,359,114
Machinery and equipment	44,610,398
Furniture and fixtures	1,423,397

Total	130,195,439

Less: accumulated depreciation	71,441,239

Property and equipment, net	$58,754,200

Depreciation expense for the year ended December 31, 2004 totaled $6,594,348.
NOTE 4 — LONG-TERM DEBT
Long-term debt at December 31, 2004 consists of the following:

2004

Unsecured note payable to an insurance company with an aggregate availability of $80,000,000, interest payable at 8% per annum; principal payments are due in annual installments of $10,000,000 beginning June 30, 2006 and through June 30, 2009. Remaining principal balance due June 30, 2010.	$50,000,000

Note payable to the State of Wisconsin Department of Transportation with no interest; principal payments are due in minimum quarterly installments of $10,304 through 2007, with the remaining balance due December 31, 2008, secured by a building (carrying value of $210,459 at December 31, 2004).	546,062

Note payable to the State of Wisconsin Department of Transportation with no interest; principal payments are due in minimum quarterly installments of $9,750 through 2009, with the remaining balance due December 31, 2010, secured by a building (carrying value of $445,867 at December 31, 2004).	619,421

Note payable to the State of Wisconsin Department of Transportation with no interest; principal payments are due in minimum quarterly installments of $18,425 through 2011, with the remaining balance due December 31, 2012, secured by a building (carrying value of $551,710 at December 31, 2004).	589,600

Total	51,755,083

Less: Current maturities	153,916

Long-term debt	$51,601,167

NOTE 4 — LONG-TERM DEBT (Continued)
Long-term debt has a fair value of approximately $52,000,000 at December 31, 2004. Fair value was estimated using a discounted cash flows analysis, based on borrowing rates currently available to the Company for bank loans with similar terms and average maturities.
Long-term debt matures as follows:

YEAR ENDING
DECEMBER 31:

2005	$153,916
2006	10,153,916
2007	10,576,330
2008	10,112,700
2009	10,112,700
Thereafter	10,645,521

Total	$51,755,083

The Company has a revolving line of credit with a bank which provides for the Company to borrow up to $15,000,000. The term of the agreement runs through June 30, 2007 unless extended by mutual agreement of the Company and the bank. At December 31, 2004 there were no borrowings under this line of credit.
The Company’s debt agreements contain various restrictions, including the maintenance of minimum financial ratios and limitations on the amount of capital distributions.
NOTE 5 — LEASES
The Company leases various property and equipment items under leases which are accounted for as operating leases. These leases expire at various dates through 2027 and certain leases contain provisions for renewal. The rental payments under certain of these leases are based on activity along various portions of track and the number of rail cars used. Total rent expense for all operating leases was approximately $766,000 for 2004, which includes approximately $333,000 contingent rentals.
The following is a schedule of future minimum lease payments for operating leases at December 31, 2004:

YEAR ENDING
DECEMBER 31:

2005	$719,477
2006	661,839
2007	632,704
2008	629,969
2009	628,556
Thereafter	1,248,538

Total	$4,521,083

NOTE 6 — RELATED PARTY TRANSACTIONS
The Company has entered into various agreements and transactions with ASARCO and with certain entities affiliated with the Company’s shareholders. Amounts included in the combined financial statements as of December 31, 2004 and for the year then ended as a result of these transactions are as follows:

NOTE 6 — RELATED PARTY TRANSACTIONS (Continued)

2004

Balance Sheets
Accounts receivable	$80,426
Accounts payable	14,789
Statements of Income
Freight revenue	$5,492,589
Management, marketing, consulting and accounting fees	407,189
Lease expense	145,418
NOTE 7 — CONTINGENCIES
The Company is self-insured for claims related to employee injuries and general liability, and property claims up to various amounts based on the nature of the claim. In the opinion of management, the ultimate amounts to be paid related to claims existing at December 31, 2004 are not material to the accompanying combined financial statements.
The Company is involved in certain litigation arising in the ordinary course of business. In the opinion of management, the ultimate resolution of these matters will not have a material adverse effect on the Company’s combined financial statements.
NOTE 8 — ACQUISITIONS
On February 28, 2004, RMC purchased the stock of EBL, an existing Subchapter S Corporation. There were 1,000 shares authorized and 89 issued and outstanding with a par value of $1,000. RMC purchased all 89 outstanding shares at the price of $1,250 per share, for a total purchase price of $111,250. EBL owned no real property and was not an operating corporation. Upon the purchase of the stock, RMC filed Form 8869 with the Internal Revenue Service electing the treatment of EBL as a Qualified Subchapter S Subsidiary of RMC, an existing S-Corporation, effective March 1, 2004. Subsequent to the stock acquisition EBL purchased approximately 5.5 miles of track from CSX Transportation, Inc. for the price of $150,000. The purchases were funded using cash on hand.
The components, at fair value, of the acquisition are as follows:

Common stock	$89,000
Goodwill	22,250

Cash paid for stock acquisition	$111,250

On July 20, 2004, Riceboro Southern Railway, LLC, was formed to acquire 18.8 miles of track from CSX Transportation in Riceboro, Georgia. The total purchase price for the acquisition was $975,000. The purchase was funded using cash on hand.
The components, at fair value, of the acquisition are as follows:

Railroad track and property	$975,000

On August 23, 2004, KWT purchased 14 miles of track in Dresden, Tennessee. The total purchase price for the acquisition was $2,408,933. The purchases were funded using cash on hand.

NOTE 8 — ACQUISITIONS (Continued)
The components, at fair value, of the acquisition are as follows:

Railroad track	$2,032,000
Land	376,933

Cash paid for acquisition	$2,408,933

NOTE 9 — CASH FLOW INFORMATION
The Company considers time deposits, certificates of deposits, and all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.
As disclosed in Note 1, a non-cash distribution of RPLP’s interest in PCB was made to the various trusts controlled by the K. Earl Durden family. The distribution was made at book value on December 31, 2004 of $391,253.
NOTE 10 — ASSETS HELD FOR SALE
During the last quarter of 2004 management of RPLP having the authority to approve the action, entered into negotiations with ASARCO, the minority owner of CBR, to sell RPLP’s 55% ownership interest in CBR. As of the balance sheet date an agreement had not yet been reached, although the sale is expected to take place during the calendar year ending December 31, 2005.
The results of operations of CBR for the year ended December 31, 2004 reflected revenues of $8,099,678 and net income of $876,859, net of income tax provision of $551,902, and is included in Income from Discontinued Operations.
The carrying amounts of the major classes of assets and liabilities of CBR that are included as part of the combined financial statements that are considered as being held for sale are as follows:

2004

Cash	$1,146,033
Accounts receivable
Trade	674,537
Affiliates	80,426
Inventories	208,584
Prepaid expenses	85,598
Property and equipment-net	1,557,973

Total assets	$3,753,151

Accounts payable	$600,736
Accrued liabilities	444,083
Deferred income taxes	351,343

Total liabilities	$1,396,162

ASARCO’s interest in the assets and liabilities of CBR is presented in the combined balance sheet at December 31, 2004 as Minority Interest totaling $1,060,645.

NOTE 11 — DISCONTINUED OPERATIONS
As disclosed in Note 1, the Company’s ownership interest in PCB was disposed of on December 31, 2004. Accordingly, revenue and net loss from operations of PCB totaling $62,898 and $194,985, respectively, for the year ended December 31, 2004 have been included in Income from Discontinued Operations in accordance with SFAS 144.
NOTE 12 — SUBSEQUENT EVENT
On May 25, 2005, Rail Management Corporation (“RMC”) and various trusts controlled by the K. Earl Durden family entered into an agreement with certain subsidiaries of Genesee & Wyoming, Inc. (GWI Subs) to sell the trusts’ partnership interest in RPLP and certain capital stock, membership interests and partnership interests held by RMC representing substantially all of the rail operations of the two entities. Upon completion of the transaction, the GWI Subs directly or indirectly owned all of the capital stock, membership interests and partnership interests (as applicable) of RPLP, EBL, KWT, and GTC.
RMC and various trusts controlled by the K. Earl Durden family own and operate other businesses which are not being sold to the GWI Subs.
The accompanying combined financial statements are derived from the historical books and records of the Company and do not give effect to any purchase accounting adjustments, which the GWI Subs may record as a result of its acquisition. Certain assets and liabilities on the accompanying balance sheet will not be acquired or assumed by the GWI Subs. Such assets and liabilities will be retained by RMC or were retired at the closing date by the GWI Subs.

RAIL PARTNERS LIMITED PARTNERSHIP AND CONSOLIDATED
ENTITIES, AND RAIL MANAGEMENT CORPORATION
UNAUDITED COMBINED BALANCE SHEETS

	March 31,	December 31,
	2005	2004
ASSETS
CURRENT ASSETS
Cash	$38,142,778	$45,463,684
Accounts receivable, net of allowance for doubtful accounts of $46,629 (2005 and 2004)	14,487,964	13,072,143
Inventories	1,181,576	963,793
Prepaid expenses and other assets	180,452	484,982

Total current assets	53,992,770	59,984,602

PROPERTY AND EQUIPMENT — NET	58,560,807	58,754,200

OTHER ASSETS
Goodwill	17,333,250	17,333,250
Other assets, net of accumulated amortization of $202,377 (2005) and $194,776 (2004)	218,151	226,152

Total other assets	17,551,401	17,559,402

Total assets	$130,104,978	$136,298,204

LIABILITIES AND OWNERS’ CAPITAL
CURRENT LIABILITIES
Current maturities of long-term debt	$153,916	$153,916
Accounts payable	10,992,017	10,737,659
Accrued liabilities	18,007,932	18,206,224

Total current liabilities	29,153,865	29,097,799

LONG-TERM DEBT	51,562,688	51,601,167

DEFERRED INCOME TAXES	351,343	351,343

Total liabilities	81,067,896	81,050,309

MINORITY INTEREST	627,928	1,060,645

COMMITMENTS AND CONTINGENCIES

OWNERS’ CAPITAL	48,409,154	54,187,250

Total liabilities and owners’ capital	$130,104,978	$136,298,204

See notes to unaudited combined financial statements.

RAIL PARTNERS LIMITED PARTNERSHIP AND CONSOLIDATED
ENTITIES, AND RAIL MANAGEMENT CORPORATION
UNAUDITED COMBINED STATEMENTS OF INCOME

	Three Months Ended March 31,
	2005	2004

REVENUES	$15,438,493	$14,005,080

OPERATING EXPENSES
General and administrative	2,681,626	2,528,797
Employment expenses	2,385,161	2,174,578
Repairs, maintenance, derailment and fuel	3,123,662	3,490,349
Car hire and operating lease expense	439,451	405,778
Depreciation and amortization	1,678,248	1,644,750

Total operating expenses	10,308,148	10,244,252

OPERATING INCOME	5,130,345	3,760,828

OTHER INCOME (EXPENSE)
Interest income	188,930	73,693
Interest expense	(1,000,000)	(1,009,375)
Other — net	44,648	(1,508)

Total other expense — net	(766,422)	(937,190)

INCOME FROM CONTINUING OPERATIONS	4,363,923	2,823,638

INCOME FROM DISCONTINUED OPERATIONS-
Net of income tax provision of $258,054 and $146,372, and minority interest of $256,621 and $98,800, respectively	313,647	95,354

NET INCOME	$4,677,570	$2,918,992

See notes to unaudited combined financial statements.

RAIL PARTNERS LIMITED PARTNERSHIP AND CONSOLIDATED
ENTITIES, AND RAIL MANAGEMENT CORPORATION
UNAUDITED COMBINED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2005	2004

OPERATING ACTIVITIES
Net income	$4,677,570	$2,918,992
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,784,499	1,770,000
Minority interest	256,621	98,800
(Gain) loss on sale of property and equipment	(46,348)	(6,492)
Changes in current assets and liabilities provided (used) cash
Accounts receivable	(1,333,655)	(315,188)
Inventories	(217,783)	387,970
Prepaid expenses and other assets	304,530	239,197
Accounts payable	229,342	(198,180)
Accrued liabilities	(255,447)	1,491,858

Net cash provided by operating activities	5,399,329	6,386,957

INVESTING ACTIVITIES
Acquisitions	(1,050,000)	(79,872)
Purchases of property and equipment	(547,863)	(439,093)
Proceeds from sale of property and equipment	61,107	6,727

Net cash used in investing activities	(1,536,756)	(512,238)

FINANCING ACTIVITIES
Principal payments on debt	(38,479)	(38,479)
Capital distributions	(11,145,000)	(2,597,050)

Net cash used in financing activities	(11,183,479)	(2,635,529)

NET (DECREASE) INCREASE IN CASH	(7,320,906)	3,239,190

CASH — Beginning of period	45,463,684	30,081,827

CASH — End of period	$38,142,778	$33,321,017

See notes to unaudited combined financial statements.

NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
MARCH 31, 2005
NOTE 1 — BASIS OF PRESENTATION, ORGANIZATION AND NATURE OF OPERATIONS
Basis of Presentation — The accompanying unaudited combined financial statements of Rail Partners Limited Partnership and Consolidated Entities (“RPLP”) and Rail Management Corporation (“RMC”) (hereinafter collectively referred to as the “Company”) have been prepared by the Company without audit in accordance with accounting principles for interim financial information generally accepted in the United States of America and pursuant to the relevant rules and regulations of the United States Securities and Exchange Commission. Accordingly, certain information and footnote disclosure normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted.
The unaudited combined financial statements include the accounts of the Company as described below and reflect all normal, recurring adjustments which are, in the opinion of management, necessary to present a fair statement of the combined results of operations of the Company in conformity with accounting principles generally accepted in the United States of America for the interim periods presented. The combined results of operations for the three months ended March 31, 2005 are not necessarily indicative of the results that may be expected for future periods or for a full year.
Organization — The combined financial statements include the accounts of RPLP and RMC. Minority interest represents the minority shareholder’s (ASARCO) proportionate share of the equity in Copper Basin Railway, Inc., one of the Company’s consolidated subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidating RPLP and in combining RPLP and RMC.
At March 31, 2005, the Company owned, or indirectly owned through affiliated entities, the following entities:

CONSOLIDATED ENTITIES	STATES OF OPERATION

AN Railway, L.L.C. (“ANR”)	Florida
Atlantic and Western Railway, Limited Partnership (“ATW”)	North Carolina
The Bay Line Railroad, L.L.C. (“BAY”)	Florida and Alabama
Copper Basin Railway, Inc. (“CBR”)	Arizona
East Tennessee Railway, L.P. (“ETR”)	Tennessee
Evansville Belt Line Railroad, Inc. (“EBL”)	Indiana
Riceboro Southern Railway, L.L.C. (“RSR”)	Georgia
Galveston Railroad, L.P. (“GRR”)	Texas
Georgia Central Railway, L.P. (“GCR”)	Georgia
KWT Railway, Inc. (“KWT”)	Tennessee and Kentucky
Little Rock and Western Railway, L.P. (“LRW”)	Arkansas
M&B Railroad, L.L.C. (“M&B”)	Mississippi and Alabama
Tomahawk Railway, Limited Partnership (“TRY”)	Wisconsin
Valdosta Railway, L.P. (“VRY”)	Georgia
Western Kentucky Railway, L.L.C. (“WKR”)	Kentucky
Wilmington Terminal Railroad, Limited Partnership (“WTR”)	North Carolina

NOTE 1 — BASIS OF PRESENTATION, ORGANIZATION AND NATURE OF OPERATIONS (Continued)

Grizzard Transfer Company (“GTC”)	Georgia
Rail Leasing, Inc. (“RLI”)	Florida
Rail Switching Services, L.L.C. (“RSS”)	Illinois and Ohio
Capital Structure — RPLP and the consolidated entities, except RMC, KWT, GTC, RLI, EBL and CBR, are organized as limited partnerships (“LP”) or limited liabilities companies (“LLC”). Included in the unaudited combined balance sheets of the Company at March 31, 2005 and December 31, 2004 are 6,642.5 membership units of RPLP owned by various trusts controlled by the K. Earl Durden family. All other membership units in the LPs and LLCs are owned by other combined entities and thus are eliminated in combination.
RLI was established as a QSS Subsidiary of RMC pursuant to the applicable provisions of the Internal Revenue Code. RMC and KWT have elected subchapter S status pursuant to the applicable provisions of the Internal Revenue Code. KWT was subsequently converted into a QSS Subsidiary of RMC pursuant to the applicable provisions of the Internal Revenue Code. CBR is organized as a C Corporation. RMC is authorized to issue two series of common stock, which are Series A voting common stock and Series B non-voting common stock. Included in the unaudited combined balance sheets at March 31, 2005 and December 31, 2004 are 10,000 shares (authorized, issued and outstanding) of RMC no par common stock, comprised of 2,896 shares of Series A voting common stock and 7,104 shares of Series B non-voting common stock. The common stock of RLI, KWT, and CBR, except for the 45% minority interest in CBR, is held by other combined entities and thus is eliminated in combination.
On December 31, 2004, Panama City Beach Office Park, LTD (“PCB”), which was owned 99% by RPLP and 1% by RMC, adopted a plan of merger into Durden Enterprises, LLC, a company owned solely by K. Earl Durden (“KED”) and Michael E. Durden (“MED”). RPLP distributed 33.24% of its interest in PCB to RMC, which KED subsequently purchased. KED also purchased RMC’s 1% interest in PCB. RPLP distributed its remaining 66.76% interest in PCB to the various trusts controlled by the K. Earl Durden family. All unit distributions were made at book value.
Profits and losses are allocated to each partner in the LPs and LLCs based upon their respective ownership percentages. Distributions, including distributions in the event of liquidation, are made in accordance with provisions of the partnership agreements and such distributions may vary from the individual partner’s proportionate capital account balances.
Nature of Operations and Customer Concentration — RPLP is a holding company that holds investments in companies operating short-line railroads and other entities in various states that serve a limited number of customers, lease rail cars, and provide certain other services to related and unrelated entities. RMC is a holding company that holds an investment in RPLP, KWT, GTC, EBL, and RLI.
NOTE 2 — RECENT ACCOUNTING PRONOUNCEMENTS
In March 2005, the Financial Accounting Standards Board (“FASB”) issued Interpretation Number 47, Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143 (“FIN47”). FIN 47 clarifies the term “conditional asset retirement obligation” as used in Statement of Financial Accounting Standards (“SFAS”) No. 143, Accounting for Asset Retirement Obligations, and also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement. FIN 47 is effective no later than the end of fiscal years ending after December 15, 2005. We do not anticipate that the implementation of FIN 47 will have a material impact on our financial position, results of operations or cash flows.

NOTE 3 — LONG-TERM DEBT
Long-term debt consists of the following:

	March 31,	December 31,
	2005	2004
Unsecured note payable to an insurance company with an aggregate availability of $80,000,000, interest payable at 8% per annum; principal payments are due in annual installments of $10,000,000 beginning June 30, 2006 and through June 30, 2009. Remaining principal balance due June 30, 2010.	$50,000,000	$50,000,000

Note payable to the State of Wisconsin Department of Transportation with no interest; principal payments are due in minimum quarterly installments of $10,304 through 2007, with the remaining balance due December 31, 2008, secured by a building.	535,758	546,062

Note payable to the State of Wisconsin Department of Transportation with no interest; principal payments are due in minimum quarterly installments of $9,750 through 2009, with the remaining balance due December 31, 2010, secured by a building.	609,671	619,421

Note payable to the State of Wisconsin Department of Transportation with no interest; principal payments are due in minimum quarterly installments of $18,425 through 2011, with the remaining balance due December 31, 2012, secured by a building.	571,175	589,600

Total	51,716,604	51,755,083

Less: Current maturities	153,916	153,916

Long-term debt	$51,562,688	$51,601,167

The Company has a revolving line of credit with a bank which provides for the Company to borrow up to $15,000,000. The term of the agreement runs through June 30, 2007 unless extended by mutual agreement of the Company and the bank. At March 31, 2005 and December 31, 2004 there were no borrowings under this line of credit.
The Company’s debt agreements contain various restrictions, including the maintenance of minimum financial ratios and limitations on the amount of capital distributions.
NOTE 4 — RELATED PARTY TRANSACTIONS
The Company has entered into various agreements and transactions with ASARCO and with certain entities affiliated with the Company’s shareholders. Amounts included in the combined financial statements as a result of these transactions are as follows:

	March 31,	December 31,
	2005	2004

Balance Sheets
Accounts receivable	$187,770	$80,426
Accounts payable	7,076	14,789

NOTE 4 — RELATED PARTY TRANSACTIONS (Continued)

	Three Months Ended March 31,
	2005	2004
Statements of Income
Freight revenue	$1,799,595	$1,350,900
Management, marketing, consulting and accounting fees	107,706	105,034
Lease expense	20,715	42,658
NOTE 5 — CONTINGENCIES
The Company is self-insured for claims related to employee injuries and general liability, and property claims up to various amounts based on the nature of the claim. In the opinion of management, the ultimate amounts to be paid related to claims existing at March 31, 2005 are not material to the accompanying combined financial statements.
The Company is involved in certain litigation arising in the ordinary course of business. In the opinion of management, the ultimate resolution of these matters will not have a material adverse effect on the Company’s combined financial statements.
NOTE 6 — ACQUISITIONS
On February 28, 2004, RMC purchased the stock of EBL, an existing Subchapter S Corporation. There were 1,000 shares authorized and 89 issued and outstanding with a par value of $1,000. RMC purchased all 89 outstanding shares at the price of $1,250 per share, for a total purchase price of $111,250. EBL owned no real property and was not an operating corporation. Upon the purchase of the stock, RMC filed Form 8869 with the Internal Revenue Service electing the treatment of EBL as a Qualified Subchapter S Subsidiary of RMC, an existing S-Corporation, effective March 1, 2004. Subsequent to the stock acquisition EBL purchased approximately 5.5 miles of track from CSX Transportation, Inc. for the price of $150,000. The purchases were funded using cash on hand.
The components, at fair value, of the acquisition are as follows:

Common stock	$89,000
Goodwill	22,250

Cash paid for stock acquisition	$111,250

On July 20, 2004, Riceboro Southern Railway, LLC, was formed to acquire 18.8 miles of track from CSX Transportation in Riceboro, Georgia. The total purchase price for the acquisition was $975,000. The purchase was funded using cash on hand.
The components, at fair value, of the acquisition are as follows:

Railroad track and property	$975,000
On August 23, 2004, KWT purchased 14 miles of track in Dresden, Tennessee. The total purchase price for the acquisition was $2,408,933. The purchases were funded using cash on hand.

NOTE 6 — ACQUISITIONS (Continued)
     The components, at fair value, of the acquisition are as follows:

Railroad track	$2,032,000
Land	376,933

Cash paid for acquisition	$2,408,933

NOTE 7 — ASSETS HELD FOR SALE
During the last quarter of 2004 management of RPLP, having the authority to approve the action, entered into negotiations with ASARCO, the minority owner of CBR, to sell RPLP’s 55% ownership interest in CBR. As of the balance sheet date an agreement had not yet been reached, although the sale is expected to take place during the calendar year ending December 31, 2005.
The results of operations of CBR for the three months ended March 31, 2005 and 2004 reflected revenues of $2,746,970 and $1,891,295, respectively and net income of $570,268 and $234,193, respectively, net of income tax provision of $258,054 and $146,372, respectively, and is included in Income from Discontinued Operations. The results of operations for the quarter ended March 31, 2004 have been included in Discontinued Operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (FAS 144).
The carrying amounts of the major classes of assets and liabilities of CBR that are included as part of the combined financial statements that are considered as being held for sale are as follows:

	March 31,	December 31,
	2005	2004

Cash	$536,294	$1,146,033
Accounts receivable	763,938	754,963
Inventories	316,748	208,584
Prepaid expenses	411	85,598
Property and equipment-net	1,451,722	1,557,973

Total assets	$3,069,113	$3,753,151

Accounts payable	$180,292	$600,736
Accrued liabilities	1,142,081	444,083
Deferred income taxes	351,343	351,343

Total liabilities	$1,673,716	$1,396,162

ASARCO’s interest in the assets and liabilities of CBR is presented in the combined balance sheet at March 31, 2005 and December 31, 2004 as Minority Interest totaling $627,928 and $1,060,645, respectively.
NOTE 8 — SUBSEQUENT EVENT
On May 25, 2005, Rail Management Corporation (“RMC”) and various trusts controlled by the K. Earl Durden family entered into an agreement with certain subsidiaries of Genesee & Wyoming Inc. (GWI Subs) to sell the trusts’ partnership interest in RPLP and certain capital stock, membership interests and

NOTE 8 — SUBSEQUENT EVENT (Continued)
partnership interests held by RMC representing substantially all of the rail operations of the two entities. Upon completion of the transaction, the GWI Subs directly or indirectly owned all of the capital stock, membership interests and partnership interests (as applicable) of RPLP, EBL, KWT, and GTC.
RMC and various trusts controlled by the K. Earl Durden family own and operate other businesses which are not being sold to the GWI Subs.
The accompanying combined financial statements are derived from the historical books and records of the Company and do not give effect to any purchase accounting adjustments, which the GWI Subs may record as a result of its acquisition. Certain assets and liabilities on the accompanying balance sheet will not be acquired or assumed by the GWI Subs. Such assets and liabilities will be retained by RMC or were retired at the closing date by the GWI Subs.